Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of June 30, 2011

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - June 30, 2011

Table of Contents

Page
Regulation G and Basis of Presentation
Consolidated Financial Statements
Consolidated Income Statements	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive (Loss) Income	6
Segment Information
For the three months ended June 30, 2011 and 2010	7-8
For the six months ended June 30, 2011 and 2010	9-10
Non-life segment	11-12
North America sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global (Non-U.S.) Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life segment	21-22
Corporate and Other	23-24
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by reinsurance type	27-28
Investments
Investment Portfolio	29
Distribution of Corporate Bonds	30
Distribution of Equities	31
Distribution of Mortgage/Asset-Backed Securities	32
Other Invested Assets including Private Markets and Derivative Exposures	33
Funds Held - Directly Managed Portfolio	34
Distribution of Corporate Bonds - Funds Held - Directly Managed Portfolio	35
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	36-37
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) on Funds Held - Directly Managed Portfolio	38-39
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	40-41
Analysis of Policy Benefits for Life and Annuity Contracts	42-43
Reserve Development	44-45
Reconciliation of GAAP and non-GAAP measures	46-49
Diluted Book Value per Common Share - Treasury Stock Method	50
Diluted Book Value per Common Share - Rollforward	51-53
Paris Re Acquisition Related Expenses	54-55

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, net foreign exchange gains and losses, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per common and common share equivalents outstanding as of the beginning of the year (adjusted for the period ended December 31, 2009 to include the equity issued related to the acquisition of Paris Re). Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding (Diluted Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation

Effective January 1, 2011, the Company redefined its Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE calculations. Following the redefinition, Operating Earnings (Loss) exclude the impact of net foreign exchange gains and losses, net of tax, in addition to net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, and the interest in earnings (losses) of equity investments, net of tax, and are calculated after preferred dividends. In addition, following the redefinition, Annualized Operating ROE is calculated on a diluted per share basis. All periods presented have been recast to reflect the Company’s redefined non-GAAP measures. See page 48 for a reconciliation of the previously published non-GAAP measures to the redefined non-GAAP measures.

The Company’s Non-life sub-segment information has been recast for all periods presented to reflect the redefined financial reporting segments, as announced by the Company on January 11, 2011. The new presentation continues to include three segments: Non-life, Life, and Corporate and Other. The Non-life segment now has four sub-segments: North America, Global (Non-U.S.) P&C, Global (Non-U.S.) Specialty, and Catastrophe. The Life segment remains unchanged. Paris Re is no longer presented as a separate Non-life sub-segment and its historical results have been recast into the Company’s other Non-life sub-segments. In addition, management responsibilities for certain lines of business and certain other treaties have been redefined, and accordingly, the historical Non-life sub-segment results have been recast to reflect these changes.

The Company’s financial position and its results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Revenues
Gross premiums written	$1,082,205	$1,557,561	$827,301	$1,008,464	$1,140,175

Net premiums written	$1,056,467	$1,470,419	$820,605	$987,612	$1,112,735
Decrease (increase) in unearned premiums	50,978	(405,830)	384,041	325,802	(8,104)

Net premiums earned	1,107,445	1,064,589	1,204,646	1,313,414	1,104,631
Net investment income	158,328	151,633	160,804	164,402	174,454
Net realized and unrealized investment gains (losses)	78,199	(112,199)	(83,201)	293,164	46,046
Other income	1,596	1,813	5,079	3,363	753

Total revenues	1,345,568	1,105,836	1,287,328	1,774,343	1,325,884

Expenses
Losses and loss expenses and life policy benefits	814,523	1,607,217	817,772	748,879	704,631
Acquisition costs	229,251	207,849	246,617	261,668	244,144
Other operating expenses	113,694	104,297	133,245	118,221	160,151
Interest expense	12,214	12,300	12,181	12,297	12,803
Amortization of intangible assets	9,165	8,827	8,821	10,003	7,833
Net foreign exchange (gains) losses	(8,737)	(695)	8,260	27,074	(11,021)

Total expenses	1,170,110	1,939,795	1,226,896	1,178,142	1,118,541

Income (loss) before taxes and interest in (losses) earnings of equity investments	175,458	(833,959)	60,432	596,201	207,343
Income tax expense (benefit)	50,085	(26,258)	10,892	72,576	17,762
Interest in (losses) earnings of equity investments	(1,188)	745	7,495	1,312	1,346

Net income (loss)	$124,185	$(806,956)	$57,035	$524,937	$190,927

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631

Operating earnings (loss) available to common shareholders	$67,153	$(735,572)	$98,782	$301,608	$141,825

Comprehensive income (loss), net of tax	$128,568	$(769,410)	$49,184	$631,249	$84,271

Per Share Data:

Earnings (loss) per common share:
Basic operating earnings (loss)	$0.99	$(10.82)	$1.35	$4.01	$1.83
Net realized and unrealized investment gains (losses), net of tax	0.61	(1.30)	(0.98)	3.09	0.38
Net foreign exchange gains (losses), net of tax	0.13	0.11	0.19	(0.26)	0.13
Interest in (losses) earnings of equity investments, net of tax	(0.02)	0.02	0.10	0.02	0.02

Basic net income (loss)	$1.71	$(11.99)	$0.66	$6.86	$2.36

Weighted average number of common shares outstanding	67,628.1	67,997.4	73,168.6	75,238.3	77,365.4

Diluted operating earnings (loss) (1)	$0.98	$(10.82)	$1.33	$3.95	$1.80
Net realized and unrealized investment gains (losses), net of tax	0.60	(1.30)	(0.96)	3.05	0.38
Net foreign exchange gains (losses), net of tax	0.13	0.11	0.19	(0.26)	0.12
Interest in (losses) earnings of equity investments, net of tax	(0.02)	0.02	0.09	0.02	0.01

Diluted net income (loss)	$1.69	$(11.99)	$0.65	$6.76	$2.31

Weighted average number of common and common share equivalents outstanding	68,442.3	67,997.4	74,494.7	76,428.5	78,796.4

Dividends declared per common share	$0.60	$0.55	$0.55	$0.50	$0.50

(1)	See page 54 for further analysis of Paris Re acquisition related expenses.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2011	June 30, 2010	December 31, 2010	December 31, 2009

Revenues
Gross premiums written	$2,639,766	$3,049,501	$4,885,266	$4,000,888

Net premiums written	$2,526,887	$2,896,899	$4,705,116	$3,948,704
(Increase) decrease in unearned premiums	(354,853)	(638,489)	71,355	171,121

Net premiums earned	2,172,034	2,258,410	4,776,471	4,119,825
Net investment income	309,962	347,576	672,782	596,071
Net realized and unrealized investment (losses) gains	(34,000)	191,519	401,482	591,707
Net realized gain on purchase of capital efficient notes	—	—	—	88,427
Other income	3,408	2,028	10,470	22,312

Total revenues	2,451,404	2,799,533	5,861,205	5,418,342

Expenses
Losses and loss expenses and life policy benefits	2,421,740	1,716,967	3,283,618	2,295,296
Acquisition costs	437,100	464,251	972,537	885,214
Other operating expenses	217,991	288,286	539,751	430,808
Interest expense	24,514	19,935	44,413	28,301
Amortization of intangible assets	17,992	12,636	31,461	(6,133)
Net foreign exchange (gains) losses	(9,433)	(14,648)	20,686	1,464

Total expenses	3,109,904	2,487,427	4,892,466	3,634,950

(Loss) income before taxes and interest in (losses) earnings of equity investments	(658,500)	312,106	968,739	1,783,392
Income tax expense	23,828	45,316	128,784	262,090
Interest in (losses) earnings of equity investments	(443)	3,791	12,597	15,552

Net (loss) income	$(682,771)	$270,581	$852,552	$1,536,854

Preferred dividends	$17,263	$17,263	$34,525	$34,525

Operating (loss) earnings available to common shareholders	$(668,419)	$91,417	$491,807	$930,704

Comprehensive (loss) income, net of tax	$(640,842)	$91,249	$771,681	$1,598,973

Per Share Data:
(Loss) earnings per common share:
Basic operating (loss) earnings	$(9.86)	$1.15	$6.40	$14.82
Net realized and unrealized investment (losses) gains, net of tax	(0.70)	1.77	3.92	7.92
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	0.91
Net foreign exchange gains, net of tax	0.24	0.23	0.17	0.02
Interest in (losses) earnings of equity investments, net of tax	—	0.04	0.16	0.26

Basic net (loss) income	$(10.32)	$3.19	$10.65	$23.93

Weighted average number of common shares outstanding	67,811.4	79,519.2	76,839.5	62,786.2
Diluted operating (loss) earnings (1)	$(9.86)	$1.13	$6.29	$14.57
Net realized and unrealized investment (losses) gains, net of tax	(0.70)	1.73	3.86	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	0.89
Net foreign exchange gains, net of tax	0.24	0.23	0.16	0.02
Interest in (losses) earnings of equity investments, net of tax	—	0.04	0.15	0.25

Diluted net (loss) income	$(10.32)	$3.13	$10.46	$23.51

Weighted average number of common and common share equivalents outstanding	67,811.4	81,050.7	78,234.3	63,890.6
Dividends declared per common share	$1.15	$1.00	$2.05	$1.88

(1)	See page 55 for further analysis of Paris Re acquisition related expenses.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		December 31, 2009

Assets
Total investments	$15,955,923		$14,684,553		$14,297,867		$15,182,110		$14,796,197		$15,301,510
Funds held - directly managed	1,379,513		1,514,453		1,772,118		1,919,325		1,875,305		2,124,826
Cash and cash equivalents	1,606,842		2,009,737		2,111,084		1,437,722		1,085,325		738,309
Accrued investment income	181,806		187,718		201,928		201,400		184,715		218,739
Reinsurance balances receivable	2,517,586		2,515,845		2,076,884		2,494,034		2,627,422		2,249,181
Funds held by reinsured companies	846,466		848,182		937,032		918,832		859,050		938,039
Deferred acquisition costs	661,564		671,417		595,557		664,058		672,694		614,857
Goodwill	455,533		455,533		455,533		455,533		455,533		455,533
Intangible assets	154,194		166,187		178,715		191,252		206,044		247,269
Other assets	840,495		849,150		737,653		807,557		873,849		844,281

Total assets	$24,599,922		$23,902,775		$23,364,371		$24,271,823		$23,636,134		$23,732,544

Liabilities
Unpaid losses and loss expenses	$12,016,271		$11,887,316		$10,666,604		$10,705,562		$10,342,589		$10,811,483
Policy benefits for life and annuity contracts	1,726,180		1,670,768		1,750,410		1,735,930		1,566,899		1,615,193
Unearned premiums	2,067,996		2,102,053		1,599,139		2,019,892		2,295,576		1,706,816
Other reinsurance balances payable	554,386		505,198		491,194		528,014		478,862		426,091
Debt obligations	820,989		820,989		820,989		820,989		1,020,989		520,989
Other liabilities	782,056		741,618		829,116		879,143		859,977		1,006,245

Total liabilities	17,967,878		17,727,942		16,157,452		16,689,530		16,564,892		16,086,817

Total shareholders’ equity	6,632,044		6,174,833		7,206,919		7,582,293		7,071,242		7,645,727

Total liabilities and shareholders’ equity	$24,599,922		$23,902,775		$23,364,371		$24,271,823		$23,636,134		$23,732,544

Shareholders’ Equity Per Common Share (excluding preferred shares)	$84.71		$83.85		$95.55		$94.69		$86.94		$86.29

Diluted Book Value Per Common and Common Share Equivalents Outstanding (assuming exercise of all share-based awards)	$83.71		$82.50		$93.77		$93.21		$85.32		$84.51

Number of Common and Common Share Equivalents Outstanding	68,552.0		68,542.4		71,312.3		75,771.5		76,780.8		84,319.7

Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	11%	$750,000	9%	$750,000	9%	$750,000	9%	$250,000	3%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation	893,750	12	520,000	7	520,000	7	520,000	6	520,000	7	520,000	7
Common shareholders’ equity	5,738,294	77	5,654,833	81	6,686,919	83	7,062,293	84	6,551,242	83	7,125,727	89

Total Capital	$7,445,428	100%	$6,988,217	100%	$8,020,303	100%	$8,395,677	100%	$7,884,626	100%	$7,959,111	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Net cash provided by operating activities:

Underwriting operations (1)	$84	$340	$156	$230	$26

Investment income	186	189	176	179	208

Taxes and foreign exchange	(14)	(43)	(17)	(58)	(86)

Net cash provided by operating activities	$256	$486	$315	$351	$148

Net cash provided by operating activities	$256	$486	$315	$351	$148

Net cash (used in) provided by investing activities	(987)	(320)	775	294	63

Net cash provided by (used in) financing activities	322	(286)	(412)	(326)	(409)

Effect of foreign exchange rate changes on cash	6	19	(5)	34	(36)

(Decrease) increase in cash and cash equivalents	(403)	(101)	673	353	(234)

Cash and cash equivalents - beginning of period	2,010	2,111	1,438	1,085	1,319

Cash and cash equivalents - end of period	$1,607	$2,010	$2,111	$1,438	$1,085

(1)	For the three months ended March 31, 2011, net cash provided by underwriting operations includes approximately $265 million of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2011	June 30, 2010	December 31, 2010	December 31, 2009

Net cash provided by operating activities:

Underwriting operations (3)	$424	$264	$650	$550

Investment income	374	407	762	603

Taxes and foreign exchange	(56)	(110)	(185)	(54)

Net cash provided by operating activities	$742	$561	$1,227	$1,099

Net cash provided by operating activities	$742	$561	$1,227	$1,099

Net cash (used in) provided by investing activities (1)	(1,307)	33	1,102	(447)

Net cash provided by (used in) financing activities (2)	36	(184)	(922)	(765)

Effect of foreign exchange rate changes on cash	25	(63)	(34)	13

(Decrease) increase in cash and cash equivalents	(504)	347	1,373	(100)

Cash and cash equivalents - beginning of period	2,111	738	738	838

Cash and cash equivalents - end of period	$1,607	$1,085	$2,111	$738

(1)	For the year ended December 31, 2009, net cash (used in) provided by investing activities included $492 million of cash acquired related to the acquisition of Paris Re.
(2)	For the year ended December 31, 2009, net cash provided by (used in) financing activities included $330 million related to the Paris Re share capital repayment.
(3)	For the six months ended June 30, 2011, net cash provided by underwriting operations includes approximately $265 million of cash related to the release of assets from the Funds Held-Directly Managed Portfolio.

PartnerRe Ltd.

Consolidated Statements of Comprehensive (Loss) Income

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Net income (loss)	$124,185	$(806,956)	$57,035	$524,937	$190,927

Change in currency translation adjustment	6,303	37,781	(236)	107,572	(105,335)
Change in net unrealized gains or losses on investments, net of tax	(249)	(252)	(266)	(256)	(257)
Change in unfunded pension obligation, net of tax	(1,671)	17	(7,349)	(1,004)	(1,064)

Comprehensive income (loss)	$128,568	$(769,410)	$49,184	$631,249	$84,271

	For the six months ended		For the year ended
	June 30, 2011	June 30, 2010	December 31, 2010	December 31, 2009

Net (loss) income	$(682,771)	$270,581	$852,552	$1,536,854

Change in currency translation adjustment	44,084	(174,078)	(66,742)	47,955
Change in net unrealized gains or losses on investments, net of tax	(501)	(4,386)	(4,908)	8,079
Change in unfunded pension obligation, net of tax	(1,654)	(868)	(9,221)	6,085

Comprehensive (loss) income	$(640,842)	$91,249	$771,681	$1,598,973

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended June 30, 2011
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$242	$122	$350	$169	$883	$195	$4	$1,082

Net premiums written	$242	$121	$333	$161	$857	$195	$4	$1,056
Decrease (increase) in unearned premiums	19	72	8	(51)	48	6	(3)	51

Net premiums earned	$261	$193	$341	$110	$905	$201	$1	$1,107
Losses and loss expenses and life policy benefits	(190)	(127)	(206)	(123)	(646)	(166)	(2)	(814)
Acquisition costs	(63)	(53)	(78)	(9)	(203)	(26)	—	(229)

Technical result	$8	$13	$57	$(22)	$56	$9	$(1)	$64

Other income					—	—	1	1
Other operating expenses					(71)	(13)	(30)	(114)

Underwriting result					$(15)	$(4)	n/a	$(49)

Net investment income						16	142	158

Allocated underwriting result (1)						$12	n/a	n/a

Net realized and unrealized investment gains							78	78
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange gains							9	9
Income tax expense							(50)	(50)
Interest in losses of equity investments							(1)	(1)

Net income							n/a	$124

Loss ratio (2)	72.8%	65.9%	60.3%	111.7%	71.4%
Acquisition ratio (3)	24.1	27.6	22.9	8.1	22.4

Technical ratio (4)	96.9%	93.5%	83.2%	119.8%	93.8%
Other operating expense ratio (5)					7.9

Combined ratio (6)					101.7%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended June 30, 2010
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$207	$189	$371	$206	$973	$167	$—	$1,140

Net premiums written	$207	$186	$355	$191	$939	$167	$7	$1,113
Decrease (increase) in unearned premiums	16	45	21	(90)	(8)	6	(6)	(8)

Net premiums earned	$223	$231	$376	$101	$931	$173	$1	$1,105
Losses and loss expenses and life policy benefits	(116)	(141)	(292)	13	(536)	(169)	—	(705)
Acquisition costs	(69)	(61)	(82)	(7)	(219)	(25)	—	(244)

Technical result	$38	$29	$2	$107	$176	$(21)	$1	$156

Other income (loss)					1	1	(1)	1
Other operating expenses					(82)	(13)	(65)	(160)

Underwriting result					$95	$(33)	n/a	$(3)

Net investment income						20	154	174

Allocated underwriting result (1)						$(13)	n/a	n/a

Net realized and unrealized investment gains							46	46
Interest expense							(13)	(13)
Amortization of intangible assets							(8)	(8)
Net foreign exchange gains							11	11
Income tax expense							(17)	(17)
Interest in earnings of equity investments							1	1

Net income							n/a	$191

Loss ratio (2)	52.2%	61.1%	77.6%	(12.8)%	57.6%
Acquisition ratio (3)	30.7	26.4	21.9	6.3	23.4

Technical ratio (4)	82.9%	87.5%	99.5%	(6.5)%	81.0%
Other operating expense ratio (5)					8.8

Combined ratio (6)					89.8%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the six months ended June 30, 2011
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$581	$440	$724	$486	$2,231	$403	$6	$2,640

Net premiums written	$581	$437	$648	$453	$2,119	$402	$6	$2,527
(Increase) decrease in unearned premiums	(60)	(63)	10	(220)	(333)	(17)	(5)	(355)

Net premiums earned	$521	$374	$658	$233	$1,786	$385	$1	$2,172
Losses and loss expenses and life policy benefits	(365)	(277)	(427)	(1,040)	(2,109)	(311)	(2)	(2,422)
Acquisition costs	(129)	(93)	(158)	(1)	(381)	(56)	—	(437)

Technical result	$27	$4	$73	$(808)	$(704)	$18	$(1)	$(687)

Other income					2	—	1	3
Other operating expenses					(137)	(25)	(56)	(218)

Underwriting result					$(839)	$(7)	n/a	$(902)

Net investment income						31	279	310

Allocated underwriting result (1)						$24	n/a	n/a

Net realized and unrealized investment losses							(34)	(34)
Interest expense							(24)	(24)
Amortization of intangible assets							(18)	(18)
Net foreign exchange gains							9	9
Income tax expense							(24)	(24)
Interest in losses of equity investments							—	—

Net loss							n/a	$(683)

Loss ratio (2)	70.0%	74.0%	64.9%	446.3%	118.0%
Acquisition ratio (3)	24.8	25.0	24.0	0.3	21.4

Technical ratio (4)	94.8%	99.0%	88.9%	446.6%	139.4%
Other operating expense ratio (5)					7.7

Combined ratio (6)					147.1%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the six months ended June 30, 2010
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$564	$633	$880	$615	$2,692	$354	$3	$3,049

Net premiums written	$564	$621	$811	$550	$2,546	$349	$2	$2,897
Increase in unearned premiums	(73)	(160)	(98)	(295)	(626)	(12)	(1)	(639)

Net premiums earned	$491	$461	$713	$255	$1,920	$337	$1	$2,258
Losses and loss expenses and life policy benefits	(296)	(387)	(595)	(140)	(1,418)	(299)	—	(1,717)
Acquisition costs	(137)	(114)	(146)	(18)	(415)	(49)	—	(464)

Technical result	$58	$(40)	$(28)	$97	$87	$(11)	$1	$77

Other income (loss)					2	1	(1)	2
Other operating expenses					(160)	(27)	(101)	(288)

Underwriting result					$(71)	$(37)	n/a	$(209)

Net investment income						37	311	348

Allocated underwriting result (1)						$—	n/a	n/a

Net realized and unrealized investment gains							191	191
Interest expense							(20)	(20)
Amortization of intangible assets							(13)	(13)
Net foreign exchange gains							15	15
Income tax expense							(45)	(45)
Interest in earnings of equity investments							4	4

Net income							n/a	$271

Loss ratio (2)	60.2%	84.0%	83.4%	54.6%	73.9%
Acquisition ratio (3)	28.0	24.6	20.5	7.3	21.6

Technical ratio (4)	88.2%	108.6%	103.9%	61.9%	95.5%
Other operating expense ratio (5)					8.3

Combined ratio (6)					103.8%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended
	June 30, 2011 (A)	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Net premiums written	$857	$1,262	$611	$804	$939

Net premiums earned	$905	$881	$982	$1,128	$931

Losses and loss expenses	(646)	(1,463)	(639)	(601)	(536)
Acquisition costs	(203)	(178)	(213)	(228)	(219)

Technical result	$56	$(760)	$130	$299	$176

Other income	—	1	2	2	1
Other operating expenses	(71)	(66)	(78)	(81)	(82)

Underwriting result	$(15)	$(825)	$54	$220	$95

Loss ratio (2)	71.4%	166.0%	65.1%	53.3%	57.6%
Acquisition ratio (3)	22.4	20.3	21.6	20.2	23.4

Technical ratio (4)	93.8%	186.3%	86.7%	73.5%	81.0%
Other operating expense ratio (5)	7.9	7.4	7.9	7.2	8.8

Combined ratio (6)	101.7%	193.7%	94.6%	80.7%	89.8%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $40.7 million and $41.5 million, respectively, compared to the three months ended June 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the six months ended		For the year ended
	June 30, 2011 (A)	June 30, 2010	December 31, 2010	December 31, 2009

Net premiums written	$2,119	$2,546	$3,961	$3,351

Net premiums earned	$1,786	$1,920	$4,029	$3,525

Losses and loss expenses	(2,109)	(1,418)	(2,657)	(1,858)
Acquisition costs	(381)	(415)	(856)	(772)

Technical result	$(704)	$87	$516	$895

Other income	2	2	5	13
Other operating expenses	(137)	(160)	(317)	(253)

Underwriting result	$(839)	$(71)	$204	$655

Loss ratio (2)	118.0%	73.9%	65.9%	52.7%
Acquisition ratio (3)	21.4	21.6	21.3	21.9

Technical ratio (4)	139.4%	95.5%	87.2%	74.6%
Other operating expense ratio (5)	7.7	8.3	7.8	7.2

Combined ratio (6)	147.1%	103.8%	95.0%	81.8%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $15.3 million and $32.7 million, respectively, compared to the six months ended June 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended
	June 30, 2011 (A)	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Net premiums written	$242	$338	$196	$267	$207

Net premiums earned	$261	$259	$260	$288	$223

Losses and loss expenses	(190)	(174)	(145)	(137)	(116)
Acquisition costs	(63)	(66)	(71)	(80)	(69)

Technical result	$8	$19	$44	$71	$38

Loss ratio (2)	72.8%	67.0%	55.9%	47.5%	52.2%
Acquisition ratio (3)	24.1	25.6	27.2	27.8	30.7

Technical ratio (4)	96.9%	92.6%	83.1%	75.3%	82.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	40%	42%	47%	42%	41%
Property	19	17	17	29	30
Agriculture	23	14	11	11	2
Motor	8	10	12	10	10
Multiline	5	11	5	2	3
Credit/Surety	5	5	8	5	6
Other	—	1	—	1	8

	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $3.3 million and $3.4 million, respectively, compared to the three months ended June 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the six months ended		For the year ended
	June 30, 2011 (A)	June 30, 2010	December 31, 2010	December 31, 2009

Net premiums written	$581	$564	$1,026	$1,162

Net premiums earned	$521	$491	$1,038	$1,210

Losses and loss expenses	(365)	(296)	(577)	(728)
Acquisition costs	(129)	(137)	(288)	(311)

Technical result	$27	$58	$173	$171

Loss ratio (2)	70.0%	60.2%	55.6%	60.2%
Acquisition ratio (3)	24.8	28.0	27.8	25.7

Technical ratio (4)	94.8%	88.2%	83.4%	85.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	41%	40%	42%	37%
Property	18	27	26	23
Agriculture	18	6	8	21
Motor	9	11	11	8
Multiline	8	7	5	4
Credit/Surety	5	6	6	5
Other	1	3	2	2

	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $9.4 million and $6.3 million, respectively, compared to the six months ended June 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended
	June 30, 2011 (A)	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Net premiums written	$121	$317	$118	$158	$186

Net premiums earned	$193	$181	$228	$225	$231

Losses and loss expenses	(127)	(150)	(141)	(174)	(141)
Acquisition costs	(53)	(40)	(57)	(56)	(61)

Technical result	$13	$(9)	$30	$(5)	$29

Loss ratio (2)	65.9%	82.8%	61.9%	77.1%	61.1%
Acquisition ratio (3)	27.6	22.1	24.9	25.2	26.4

Technical ratio (4)	93.5%	104.9%	86.8%	102.3%	87.5%

Distribution of Net Premiums Written by Major Lines of Business:
Property	78%	67%	71%	68%	67%
Motor	14	21	18	23	19
Casualty	8	12	11	9	14

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $11.3 million and $12.7 million, respectively, compared to the three months ended June 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the six months ended		For the year ended
	June 30, 2011 (A)	June 30, 2010	December 31, 2010	December 31, 2009

Net premiums written	$437	$621	$898	$679

Net premiums earned	$374	$461	$914	$729

Losses and loss expenses	(277)	(387)	(702)	(392)
Acquisition costs	(93)	(114)	(227)	(174)

Technical result	$4	$(40)	$(15)	$163

Loss ratio (2)	74.0%	84.0%	76.8%	53.7%
Acquisition ratio (3)	25.0	24.6	24.9	23.8

Technical ratio (4)	99.0%	108.6%	101.7%	77.5%

Distribution of Net Premiums Written by Major Lines of Business:
Property	70%	65%	66%	67%
Motor	19	22	22	22
Casualty	11	13	12	11

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of ($2.4) million and $7.9 million, respectively, compared to the six months ended June 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended
	June 30, 2011 (A)	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Net premiums written	$333	$315	$287	$292	$355

Net premiums earned	$341	$317	$329	$364	$376

Losses and loss expenses	(206)	(221)	(191)	(199)	(292)
Acquisition costs	(78)	(80)	(73)	(74)	(82)

Technical result	$57	$16	$65	$91	$2

Loss ratio (2)	60.3%	69.7%	57.9%	54.8%	77.6%
Acquisition ratio (3)	22.9	25.3	22.2	20.2	21.9

Technical ratio (4)	83.2%	95.0%	80.1%	75.0%	99.5%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	14%	12%	25%	19%	14%
Credit/Surety	20	25	18	16	15
Energy	7	7	5	9	10
Engineering	12	14	15	17	14
Marine	21	18	21	18	21
Specialty casualty	7	19	(1)	6	11
Specialty property	12	4	13	8	10
Other	7	1	4	7	5

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $16.3 million and $17.8 million, respectively, compared to the three months ended June 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the six months ended		For the year ended
	June 30, 2011 (A)	June 30, 2010	December 31, 2010	December 31, 2009

Net premiums written	$648	$811	$1,391	$1,113

Net premiums earned	$658	$713	$1,405	$1,116

Losses and loss expenses	(427)	(595)	(985)	(732)
Acquisition costs	(158)	(146)	(292)	(254)

Technical result	$73	$(28)	$128	$130

Loss ratio (2)	64.9%	83.4%	70.0%	65.6%
Acquisition ratio (3)	24.0	20.5	20.8	22.7

Technical ratio (4)	88.9%	103.9%	90.8%	88.3%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	13%	12%	16%	17%
Credit/Surety	22	16	16	16
Energy	7	8	8	9
Engineering	13	12	14	19
Marine	20	20	20	16
Specialty casualty	13	17	11	11
Specialty property	8	7	8	6
Other	4	8	7	6

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $2.7 million and $11.5 million, respectively, compared to the six months ended June 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended
	June 30 2011 (A)	March 31 2011	December 31, 2010	September 30, 2010	June 30, 2010

Net premiums written	$161	$292	$10	$87	$191

Net premiums earned	$110	$124	$165	$251	$101

Losses and loss expenses	(123)	(918)	(162)	(91)	13
Acquisition costs	(9)	8	(12)	(18)	(7)

Technical result	$(22)	$(786)	$(9)	$142	$107

Loss ratio (2)	111.7%	743.0%	98.0%	36.4%	(12.8)%
Acquisition ratio (3)	8.1	(6.7)	7.3	7.2	6.3

Technical ratio (4)	119.8%	736.3%	105.3%	43.6%	(6.5)%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $9.8 million and $7.7 million, respectively, compared to the three months ended June 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the six months ended		For the year ended
	June 30 2011 (A)	June 30, 2010	December 31, 2010	December 31, 2009

Net premiums written	$453	$550	$646	$397

Net premiums earned	$233	$255	$672	$470

Losses and loss expenses	(1,040)	(140)	(393)	(6)
Acquisition costs	(1)	(18)	(49)	(33)

Technical result	$(808)	$97	$230	$431

Loss ratio (2)	446.3%	54.6%	58.5%	1.3%
Acquisition ratio (3)	0.3	7.3	7.2	7.0

Technical ratio (4)	446.6%	61.9%	65.7%	8.3%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $5.5 million and $7.0 million, respectively, compared to the six months ended June 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended
	June 30, 2011 (A)	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Net premiums written	$195	$206	$210	$183	$167

Net premiums earned	$201	$184	$222	$184	$173

Life policy benefits	(166)	(145)	(177)	(147)	(169)
Acquisition costs	(26)	(30)	(34)	(33)	(25)

Technical result	$9	$9	$11	$4	$(21)

Other income	—	—	—	—	1
Other operating expenses	(13)	(12)	(17)	(11)	(13)

Underwriting result	$(4)	$(3)	$(6)	$(7)	$(33)

Net investment income	16	15	18	17	20

Allocated underwriting result (1)	$12	$12	$12	$10	$(13)

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	72%	76%	56%	67%	79%
Longevity	25	21	42	30	18
Health	3	3	2	3	3

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $11.4 million and $11.8 million, respectively, compared to the three months ended June 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the six months ended		For the year ended
	June 30, 2011 (A)	June 30, 2010	December 31, 2010	December 31, 2009

Net premiums written	$402	$349	$742	$591

Net premiums earned	$385	$337	$744	$587

Life policy benefits	(311)	(299)	(624)	(440)
Acquisition costs	(56)	(49)	(116)	(113)

Technical result	$18	$(11)	$4	$34

Other income	—	1	2	2
Other operating expenses	(25)	(27)	(57)	(47)

Underwriting result	$(7)	$(37)	$(51)	$(11)

Net investment income	31	37	71	62

Allocated underwriting result (1)	$24	$—	$20	$51

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	74%	80%	70%	80%
Longevity	23	17	27	16
Health	3	3	3	4

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2011, net premiums written and net premiums earned include foreign exchange impacts of $5.8 million and $7.2 million, respectively, compared to the six months ended June 30, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Technical result	$(1)	$—	$(1)	$—	$1

Other income (loss)	1	1	3	1	(1)
Corporate expenses - acquisition related	(1)	(2)	(6)	(6)	(2)
Corporate expenses - voluntary termination plan	—	—	(6)	1	(34)
Corporate expenses (1)	(25)	(19)	(22)	(17)	(26)
Other operating expenses	(4)	(5)	(4)	(4)	(3)

Net investment income	142	137	143	147	154

Net realized and unrealized investment gains (losses)	78	(112)	(83)	293	46
Interest expense	(12)	(12)	(12)	(12)	(13)
Amortization of intangible assets	(9)	(9)	(9)	(10)	(8)
Net foreign exchange gains (losses)	9	—	(8)	(27)	11
Income tax (expense) benefit	(50)	26	(11)	(72)	(17)
Interest in (losses) earnings of equity investments	(1)	1	7	1	1

(1)	The Company’s corporate expenses for the three months ended June 30, 2010 include $7 million of corporate expenses related to Paris Re.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the six months ended		For the year ended
	June 30, 2011	June 30, 2010	December 31, 2010	December 31, 2009

Technical result	$(1)	$1	$—	$10

Other income (loss)	1	(1)	3	7
Corporate expenses - acquisition related	(4)	(4)	(16)	(36)
Corporate expenses - voluntary termination plan	—	(35)	(41)	—
Corporate expenses (1)	(43)	(55)	(94)	(81)
Other operating expenses	(9)	(7)	(15)	(14)

Net investment income	279	311	602	534

Net realized and unrealized investment (losses) gains	(34)	191	402	591
Net realized gain on purchase of capital efficient notes	—	—	—	89
Interest expense	(24)	(20)	(44)	(28)
Amortization of intangible assets	(18)	(13)	(31)	6
Net foreign exchange gains (losses)	9	15	(21)	(1)
Income tax expense	(24)	(45)	(129)	(262)
Interest in (losses) earnings of equity investments	—	4	13	16

(1)	The Company’s corporate expenses for the six months ended June 30, 2010 and for the years ended December 31, 2010 and 2009 include $13 million, $13 million and $9 million, respectively, of corporate expenses related to Paris Re.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	10%	12%	13%	13%	10%
Property	13	18	14	19	17
Motor	3	7	5	6	5
Multiline and other	2	2	1	1	3
Specialty
Agriculture	7	4	4	5	2
Aviation/Space	5	3	9	5	4
Catastrophe	15	20	1	9	17
Credit/Surety	8	6	8	6	6
Energy	2	2	2	3	3
Engineering	4	3	5	5	4
Marine	7	4	7	5	7
Specialty casualty	2	4	—	2	4
Specialty property	4	1	5	2	3
Life	18	14	26	19	15

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	40%	43%	47%	38%	36%
North America	36	36	32	39	36
Latin America, Caribbean and Africa	11	10	11	13	12
Asia, Australia and New Zealand	13	11	10	10	16

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	75%	72%	64%	73%	76%
Direct	25	28	36	27	24

	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2011	June 30, 2010	December 31, 2010	December 31, 2009

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	11%	10%	11%	13%
Property	16	19	18	18
Motor	5	7	7	6
Multiline and other	2	2	2	2
Specialty
Agriculture	6	4	4	8
Aviation/Space	4	3	5	5
Catastrophe	18	19	14	10
Credit/Surety	7	6	6	6
Energy	2	2	2	2
Engineering	3	3	4	5
Marine	5	6	6	5
Specialty casualty	3	5	3	3
Specialty property	2	2	2	2
Life	16	12	16	15

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	42%	44%	43%	41%
North America	36	36	36	41
Latin America, Caribbean and Africa	10	9	11	10
Asia, Australia and New Zealand	12	11	10	8

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	73%	75%	73%	72%
Direct	27	25	27	28

	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Distribution of Gross Premiums Written by Reinsurance Type Non-life sub-segment:

North America
Non-Proportional	25%	47%	18%	27%	32%
Proportional	75	53	82	73	68

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	10%	34%	4%	15%	17%
Proportional	90	66	96	85	83

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	20%	33%	5%	15%	27%
Proportional	80	67	95	85	73

Total	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	98%	89%	99%	98%
Proportional	2	2	11	1	2

Total	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	35%	52%	10%	28%	42%
Proportional	65	48	90	72	58

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2011	June 30, 2010	December 31, 2010	December 31, 2009

Distribution of Gross Premiums Written by Reinsurance Type Non-life sub-segment:

North America
Non-Proportional	38%	41%	33%	29%
Proportional	62	59	67	71

Total	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	28%	30%	23%	21%
Proportional	72	70	77	79

Total	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	27%	35%	22%	18%
Proportional	73	65	78	82

Total	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	99%	99%	98%
Proportional	2	1	1	2

Total	100%	100%	100%	100%

Non-life total
Non-Proportional	45%	50%	38%	32%
Proportional	55	50	62	68

Total	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio (A)

(Expressed in millions of U.S. dollars)

(Unaudited)

	June 30, 2011			March 31, 2011			December 31, 2010			September 30, 2010			June 30, 2010			December 31, 2009

Investments:
Fixed maturities
U.S. government	$1,291		8%	$745		5%	$673		5%	$718		5%	$690		4%	$803		5%
Government Sponsored Entities (GSEs)	184		1	216		2	233		2	352		2	399		3	453		3
U.S. municipalities	99		1	68		—	67		—	28		—	26		—	14		—
Non-U.S. sovereign government, supranational and government related	3,258		20	3,068		21	2,819		20	2,980		20	2,641		18	3,059		20
Corporates	5,830		37	6,199		42	6,144		43	6,617		44	6,787		46	6,631		43
Mortgage/asset-backed securities	3,745		23	2,963		20	2,889		20	3,075		20	3,014		20	3,183		21

Total fixed maturities	14,407		90	13,259		90	12,825		90	13,770		91	13,557		91	14,143		92
Short-term investments	216		2	81		1	49		—	89		—	107		1	137		1
Equities	995		6	1,053		7	1,072		8	1,027		7	886		6	796		5
Other invested assets	338		2	292		2	352		2	296		2	246		2	226		2

Total investments	$15,956		100%	$14,685		100%	$14,298		100%	$15,182		100%	$14,796		100%	$15,302		100%

Cash and cash equivalents	1,607			2,010			2,111			1,438			1,085			738
Total investments and cash	$17,563			$16,695			$16,409			$16,620			$15,881			$16,040

Maturity distribution:
One year or less	$970		7%	$1,004		8%	$930		7%	$1,046		8%	$1,262		9%	$869		6%
More than one year through five years	5,404		37	5,113		38	5,022		39	5,549		40	5,499		40	6,346		45
More than five years through ten years	3,831		26	3,613		27	3,418		27	3,624		26	3,346		25	3,343		23
More than ten years	673		4	647		5	615		5	565		4	543		4	539		4

Subtotal	10,878		74	10,377		78	9,985		78	10,784		78	10,650		78	11,097		78
Mortgage/asset-backed securities	3,745		26	2,963		22	2,889		22	3,075		22	3,014		22	3,183		22

Total	$14,623		100%	$13,340		100%	$12,874		100%	$13,859		100%	$13,664		100%	$14,280		100%

Credit quality by market value:
AAA	58%			52%			51%			51%			50%			50%
AA	7			8			9			9			9			10
A	19			21			22			23			24			24
BBB	10			12			11			11			11			12
Below Investment Grade/Unrated	6			7			7			6			6			4

	100%			100%			100%			100%			100%			100%

Expected average duration	3.0	Yrs		2.9	Yrs		3.0	Yrs		3.1	Yrs		3.1	Yrs		3.1	Yrs
Average yield to maturity at market	2.9%			3.1%			2.9%			2.6%			2.9%			3.6%
Average credit quality	AA			AA			AA			AA			AA			AA

(A)	The Funds Held - Directly Managed Portfolio is described separately on pages 34-35 and is not reflected here.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	June 30, 2011
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,402,302	24.1%	8.0%	0.8%
Consumer noncyclical	739,075	12.7	4.2	0.2
Government guaranteed corporate debt	589,633	10.1	3.4	0.8
Communications	562,620	9.6	3.2	0.5
Utilities	445,147	7.6	2.5	0.1
Industrials	373,008	6.4	2.1	0.1
Energy	322,625	5.5	1.8	0.2
Catastrophe bonds	289,805	5.0	1.7	0.3
Consumer cyclical	283,438	4.9	1.6	0.2
Insurance	262,766	4.5	1.5	0.3
Longevity and mortality bonds	190,082	3.3	1.1	0.4
Materials	168,452	2.9	1.0	0.1
Technology	128,401	2.2	0.7	0.1
Real estate investment trusts	60,517	1.0	0.3	0.1
Diversified	12,542	0.2	0.1	—

Total Corporate bonds	$5,830,413	100.0%	33.2%

Finance sector - Corporate bonds
Banks	$608,230	10.4%	3.5%
Investment banking and brokerage	392,702	6.8	2.2
Financial services	186,718	3.2	1.1
Commercial and consumer finance	150,983	2.6	0.9
Other	63,669	1.1	0.3

Total finance sector - Corporate bonds	$1,402,302	24.1%	8.0%

	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$52,256	$148,494	$350,524	$46,098	$10,858	$608,230
Investment banking and brokerage	—	—	384,753	7,949	—	392,702
Financial services	19,187	127,264	36,512	3,755	—	186,718
Commercial and consumer finance	—	—	88,955	62,028	—	150,983
Other	—	14,920	14,050	26,999	7,700	63,669

Total finance sector - Corporate bonds	$71,443	$290,678	$874,794	$146,829	$18,558	$1,402,302

% of total	5%	21%	62%	11%	1%	100%

Concentration of investment risk

The top 10 Corporate bond issues account for 20.2% of the Company’s total corporate bonds. The single largest issue accounts for 2.5% of the company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	June 30, 2011
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer noncyclical	$138,816	19.3%	0.8%	0.1%
Energy	97,833	13.6	0.6	0.1
Finance	89,834	12.5	0.5	0.1
Technology	78,939	11.0	0.5	0.1
Communications	76,221	10.6	0.4	0.1
Industrials	71,405	9.9	0.4	0.1
Consumer cyclical	57,173	8.0	0.3	—
Insurance	38,447	5.3	0.2	0.1
Materials	34,059	4.7	0.2	—
Utilities	23,977	3.3	0.1	—
Real estate investment trusts	9,899	1.4	0.1	—
Diversified	2,816	0.4	—	—

Total equities	$719,419	100%	4.1%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	216,757		1.2
Funds and ETFs holding equities	58,737		0.4

Total equities	$994,913		5.7%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 13.6% of the Company’s total equities.

Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 17.3% of the Company’s total equities.

Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 2.8% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at June 30, 2011
	GNMA	GSEs	AAA	AA	A	BBB	Non- Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$—	$97,666	$4,450	$69,631	$25,453	$291,312	$488,512
U.S. Collaterized Mortgage Obligations	12,187	93,063	16,824	—	—	—	79,847	201,921
U.S. Mortgage Backed Securities (MBS)	387,426	2,136,484	—	—	—	—	—	2,523,910
U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	47,008	—	16,391	2,513	3,334	69,246
U.S. MBS Interest Only	19,241	6,965	—	—	—	—	—	26,206

	$418,854	$2,236,512	$161,498	$4,450	$86,022	$27,966	$374,493	$3,309,795

Non-U.S. Asset-Backed Securities	$—	$—	$118,022	$13,776	$35,579	$—	$—	$167,377
Non-U.S. Collaterized Mortgage Obligations	—	—	226,465	14,478	—	4,322	1,702	246,967
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	20,465	—	—	—	—	20,465

	$—	$—	$364,952	$28,254	$35,579	$4,322	$1,702	$434,809

Total mortgage/asset-backed securities	$418,854	$2,236,512	$526,450	$32,704	$121,601	$32,288	$376,195	$3,744,604

Corporate Securities	—	183,675	—	—	—	—	—	183,675

Total	$418,854	$2,420,187	$526,450	$32,704	$121,601	$32,288	$376,195	$3,928,279

% of total	11%	62%	13%	1%	3%	1%	9%	100%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	June 30, 2011
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$173,948	$—	$173,948	$—	$173,948
Principal Finance - Derivative Exposure Assumed	—	(11,858)	(11,858)	176,044	164,186
Insurance-Linked Securities	—	(14,852)	(14,852)	95,848	80,996
Commodities Futures	—	(1,516)	(1,516)	50,884	49,368
Strategic Investments	188,019	—	188,019	—	188,019

Total other invested assets - Private Markets Exposure Assumed	361,967	(28,226)	333,741	322,776	656,517

Other Credit Derivatives - Exposure Assumed	—	462	462	5,000	5,462
Other Credit Derivatives - Protection Purchased	—	(2,158)	(2,158)	(109,890)	(112,048)

Other (2)	8,077	(1,749)	6,328

Total other invested assets	$370,044	$(31,671)	$338,373

(1)	The total net exposures originated in Private Markets are $1,746 million. In addition to the net exposures listed above of $656 million, the Company has the following other net exposures originated in Private Markets:

•	Principal Finance: $511 million of assets listed under Investments - Fixed Maturities and $7 million listed under Investments - Equities for a total exposure of $856 million.

•

Insurance-Linked Securities: $480 million of bonds listed under Investments - Fixed Maturities and $79 million of limits on transactions that use reinsurance accounting for a total exposure of $640 million.

•	Strategic Investments: $12 million of assets listed under Investments - Fixed Maturities and $1 million of assets listed under Cash and Other Assets for a total exposure of $201 million.

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		December 31, 2009

Investments:
Fixed maturities
U.S. government	$77	7%	$76	6%	$95	6%	$100	6%	$98	6%	$119	6%
Government Sponsored Entities (GSEs)	154	13	155	13	193	12	202	11	215	13	180	10
U.S. municipalities	—	—	—	—	—	—	—	—	—	—	1	—
Non-U.S. sovereign government, supranational and government related	313	27	360	29	385	25	438	25	440	26	548	30
Corporates	551	47	571	47	799	52	929	54	864	51	900	49
Mortgage/asset-backed securities	—	—	—	—	12	1	12	1	13	1	18	1

Total fixed maturities	1,095	94	1,162	95	1,484	96	1,681	97	1,630	97	1,766	96
Short-term investments	42	4	44	3	38	3	18	1	29	2	28	2
Other invested assets	22	2	23	2	21	1	31	2	27	1	39	2

Total investments	$1,159	100%	$1,229	100%	$1,543	100%	$1,730	100%	$1,686	100%	$1,833	100%

Cash and cash equivalents	149		111		129		46		51		146
Total investments and cash	$1,308		$1,340		$1,672		$1,776		$1,737		$1,979

Accrued investment income	15		18		20		26		22		25
Other funds held assets/liabilities	57		156		80		117		116		121

Total funds held - directly managed	$1,380		$1,514		$1,772		$1,919		$1,875		$2,125

Maturity distribution:
One year or less	$223	20%	$241	20%	$289	19%	$298	17%	$334	20%	$360	20%
More than one year through five years	621	55	647	54	814	53	910	54	833	50	903	50
More than five years through ten years	266	23	288	24	376	25	427	25	422	26	423	24
More than ten years	27	2	30	2	31	2	52	3	57	3	90	5

Subtotal	1,137	100	1,206	100	1,510	99	1,687	99	1,646	99	1,776	99
Mortgage/asset-backed securities	—	—	—	—	12	1	12	1	13	1	18	1

Total	$1,137	100%	$1,206	100%	$1,522	100%	$1,699	100%	$1,659	100%	$1,794	100%

Credit quality by market value:
AAA	43%		42%		45%		41%		43%		38%
AA	30		30		27		27		26		26
A	23		24		24		27		26		29
BBB	4		4		4		4		4		5
Below Investment Grade/Unrated	—		—		—		1		1		2

	100%		100%		100%		100%		100%		100%

Expected average duration	3.1 Yrs		3.1 Yrs		3.1 Yrs		3.2 Yrs		3.2 Yrs		3.0 Yrs
Average yield to maturity at market	2.1%		2.4%		2.4%		2.1%		2.3%		2.6%
Average credit quality	AA		AA		AA		AA		AA		AA

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	June 30, 2011
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest Single issuer as a Percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$275,474	50.0%	21.1%	1.3%
Consumer noncyclical	72,057	13.1	5.5	0.7
Energy	41,029	7.4	3.1	0.7
Utilities	38,926	7.1	3.0	0.4
Government guaranteed corporate debt	32,780	6.0	2.5	0.9
Communications	27,930	5.1	2.1	0.6
Materials	20,365	3.7	1.6	0.4
Industrials	15,948	2.9	1.2	0.4
Consumer cyclical	12,538	2.3	1.0	0.6
Technology	8,319	1.5	0.6	0.3
Real estate investment trusts	3,398	0.6	0.3	0.3
Insurance	1,880	0.3	0.2	0.1

Total Corporate bonds	$550,644	100.0%	42.2%

Finance sector - Corporate bonds
Banks	$155,055	28.2%	11.9%
Investment banking and brokerage	41,032	7.4	3.1
Financial services	34,489	6.3	2.6
Commercial and consumer finance	28,622	5.2	2.2
Other	16,276	2.9	1.3

Total finance sector - Corporate bonds	$275,474	50.0%	21.1%

	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$40,676	$78,030	$34,951	$1,398	$155,055
Investment banking and brokerage	25,811	—	15,221	—	41,032
Financial services	7,347	18,879	8,263	—	34,489
Commercial and consumer finance	10,852	4,760	8,916	4,094	28,622
Other	11,437	—	4,140	699	16,276

Total finance sector - Corporate bonds	$96,123	$101,669	$71,491	$6,191	$275,474

% of total	35%	37%	26%	2%	100%

Concentration of investment risk

The Top 10 corporate bond issuers account for 21.6% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 3.1% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Fixed maturities	$141,535	$135,947	$136,724	$142,056	$147,871
Short-term investments, cash and cash equivalents	1,142	1,243	2,358	1,589	1,005
Equities	6,545	4,190	5,441	6,097	5,697
Funds held and other	11,295	12,590	14,535	11,971	15,506
Funds held - directly managed	8,635	8,168	13,596	11,463	14,565
Investment expenses	(10,824)	(10,505)	(11,850)	(8,774)	(10,190)

Net investment income (1)	$158,328	$151,633	$160,804	$164,402	$174,454

Net realized investment gains on fixed maturities and short-term investments	$13,007	$7,434	$66,432	$56,290	$34,622
Net realized investment gains on equities	26,219	37,031	6,943	14,592	10,445
Net realized (losses) gains on other invested assets	(63,269)	12,244	(6,259)	(34,738)	(29,285)
Change in net unrealized (losses) gains on other invested assets	(7,253)	(37,453)	46,092	5,392	(24,784)
Change in net unrealized investment gains (losses) on fixed maturities	130,907	(140,228)	(254,361)	134,467	165,665
Change in net unrealized investment gains (losses) on short-term investments	194	(641)	(140)	324	7
Change in net unrealized investment (losses) gains on equities	(30,197)	16,118	86,373	79,650	(126,610)
Net other realized and unrealized investment gains (losses)	23	1	(3)	10,852	(4,492)
Net realized and unrealized investment gains (losses) on funds held - directly managed	8,568	(6,705)	(28,278)	26,335	20,478

Net realized and unrealized investment gains (losses)	$78,199	$(112,199)	$(83,201)	$293,164	$46,046

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended June 30, 2011, net investment income includes foreign exchange impacts of $3.6 million compared to the three months ended June 30, 2010.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2011	June 30, 2010	December 31, 2010	December 31, 2009

Fixed maturities	$277,482	$301,478	$580,258	$559,330
Short-term investments, cash and cash equivalents	2,385	4,594	8,541	11,799
Equities	10,735	9,256	20,794	13,861
Funds held and other	23,885	26,288	52,794	32,793
Funds held - directly managed	16,804	26,716	51,775	17,766
Investment expenses	(21,329)	(20,756)	(41,380)	(39,478)

Net investment income (2)	$309,962	$347,576	$672,782	$596,071

Net realized investment gains on fixed maturities and short-term investments	$20,441	$50,704	$173,426	$105,249
Net realized investment gains (losses) on equities (1)	63,250	23,201	44,736	(45,258)
Net realized losses on other invested assets	(51,025)	(27,571)	(68,568)	(35,426)
Change in net unrealized (losses) gains on other invested assets	(44,707)	(47,742)	3,742	58,196
Change in net unrealized investment (losses) gains on fixed maturities	(9,321)	264,762	144,868	320,934
Change in net unrealized investment (losses) gains on short-term investments	(446)	(2,418)	(2,234)	2,010
Change in net unrealized investment (losses) gains on equities	(14,079)	(101,198)	64,825	185,925
Net other realized and unrealized investment gains	24	2,485	13,335	1,777
Net realized and unrealized investment gains (losses) on funds held - directly managed	1,863	29,296	27,352	(1,700)

Net realized and unrealized investment (losses) gains	$(34,000)	$191,519	$401,482	$591,707

(1)	Net realized investment gains on equities include $18,275 for the year ended December 31, 2009 related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition.
(2)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the six months ended June 30, 2011, net investment income includes foreign exchange impacts of $0.4 million compared to the six months ended June 30, 2010.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Fixed maturities	$8,130	$7,950	$11,099	$11,477	$12,281
Short-term investments, cash and cash equivalents	380	178	19	84	581
Other	326	329	3,055	666	2,134
Investment expenses	(201)	(289)	(577)	(764)	(431)

Net investment income	$8,635	$8,168	$13,596	$11,463	$14,565

Net realized investment gains (losses) on fixed maturities and short-term investments	$471	$5,273	$1,517	$1,575	$(1,357)

Net realized investment gains of equities	2	—	539	78	—
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	10,756	(12,250)	(28,714)	24,118	19,988
Change in net unrealized investment (losses) gains on equities	—	—	(534)	64	—
Net other realized and unrealized investment (losses) gains	(2,661)	272	(1,086)	500	1,847

Net realized and unrealized investment gains (losses) on funds held - directly managed	$8,568	$(6,705)	$(28,278)	$26,335	$20,478

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended December 31, 2010	For the period from October 2, 2009 to December 31, 2009
	June 30, 2011	June 30, 2010

Fixed maturities	$16,081	$23,624	$46,200	$10,956
Short-term investments, cash and cash equivalents	558	1,504	1,607	287
Other	655	2,357	6,078	6,934
Investment expenses	(490)	(769)	(2,110)	(411)

Net investment income	$16,804	$26,716	$51,775	$17,766

Net realized investment gains (losses) on fixed maturities and short-term investments	$5,745	$(2,051)	$1,041	$(2,200)

Net realized investment gains of equities	2	5	622	—
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(1,494)	31,266	26,670	1,920
Change in net unrealized investment losses on equities	—	(99)	(569)	(35)
Net other realized and unrealized investment (losses) gains	(2,390)	175	(412)	(1,385)

Net realized and unrealized investment gains (losses) on funds held - directly managed	$1,863	$29,296	$27,352	$(1,700)

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$11,887,316	$10,666,604	$10,705,562	$10,342,589	$10,930,486
Reinsurance recoverable at beginning of period	(383,446)	(348,747)	(352,087)	(356,883)	(345,464)

Net liability at beginning of period	11,503,870	10,317,857	10,353,475	9,985,706	10,585,022

Net incurred losses related to:
Current year	809,445	1,604,208	768,522	738,758	656,861
Prior years	(161,022)	(141,901)	(127,929)	(136,444)	(120,680)

	648,423	1,462,307	640,593	602,314	536,181

Change in reserve agreement (1)	(27,705)	(367)	(6,213)	(34,803)	(35,247)

Net losses paid	(616,941)	(525,159)	(621,330)	(630,910)	(761,549)

Effects of foreign exchange rate changes	130,043	249,232	(48,668)	431,168	(338,701)

Net liability at end of period	11,637,690	11,503,870	10,317,857	10,353,475	9,985,706
Reinsurance recoverable at end of period	378,581	383,446	348,747	352,087	356,883

Gross liability at end of period	$12,016,271	$11,887,316	$10,666,604	$10,705,562	$10,342,589

Breakdown of gross liability at end of period:
Case reserves	$5,093,142	$4,971,016	$4,652,281	$4,667,556	$4,371,226
Additional case reserves	1,284,603	477,079	326,721	331,446	325,670
Incurred but not reported reserves	5,638,526	6,439,221	5,687,602	5,706,560	5,645,693

Gross liability at end of period	$12,016,271	$11,887,316	$10,666,604	$10,705,562	$10,342,589

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,293,224	$3,287,790	$3,211,622	$3,205,491	$3,259,118
Global (Non-U.S.) P&C	2,911,178	2,970,488	2,804,937	2,917,114	2,682,126
Global (Non-U.S.) Specialty	3,970,089	3,907,487	3,781,341	3,820,469	3,681,610
Catastrophe	1,841,780	1,721,551	868,704	762,488	719,735

Gross liability at end of period	$12,016,271	$11,887,316	$10,666,604	$10,705,562	$10,342,589

Unrecognized time value of non-life reserves	$968,950	$1,072,236	$949,210	$778,529	$860,178

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	95.1%	35.9%	97.0%	104.7%	142.0%
Non-life paid losses to net premiums earned ratio	68.1%	59.6%	63.3%	55.8%	81.8%

(1)	The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30, 2011	June 30, 2010	December 31, 2010	December 31, 2009

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,666,604	$10,811,483	$10,811,483	$7,510,666
Reinsurance recoverable at beginning of period	(348,747)	(336,352)	(336,352)	(125,215)

Net liability at beginning of period	10,317,857	10,475,131	10,475,131	7,385,451

Net liability acquired related to the acquisition of Paris Re	—	—	—	3,176,255

Net incurred losses related to:
Current year	2,413,653	1,630,594	3,137,874	2,340,768
Prior years	(302,923)	(213,510)	(477,883)	(485,809)

	2,110,730	1,417,084	2,659,991	1,854,959

Change in reserve agreement (1)	(28,072)	(25,767)	(66,783)	(32,027)

Net losses paid	(1,142,100)	(1,326,778)	(2,579,018)	(2,043,878)

Effects of foreign exchange rate changes	379,275	(553,964)	(171,464)	134,371

Net liability at end of period	11,637,690	9,985,706	10,317,857	10,475,131
Reinsurance recoverable at end of period	378,581	356,883	348,747	336,352

Gross liability at end of period	$12,016,271	$10,342,589	$10,666,604	$10,811,483

Breakdown of gross liability at end of period:
Case reserves	$5,093,142	$4,371,226	$4,652,281	$4,817,765
Additional case reserves	1,284,603	325,670	326,721	274,360
Incurred but not reported reserves	5,638,526	5,645,693	5,687,602	5,719,358

Gross liability at end of period	$12,016,271	$10,342,589	$10,666,604	$10,811,483

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,293,224	$3,259,118	$3,211,622	$3,355,316
Global (Non-U.S.) P&C	2,911,178	2,682,126	2,804,937	2,937,078
Global (Non-U.S.) Specialty	3,970,089	3,681,610	3,781,341	3,798,025
Catastrophe	1,841,780	719,735	868,704	721,064

Gross liability at end of period	$12,016,271	$10,342,589	$10,666,604	$10,811,483

Unrecognized time value of non-life reserves	$968,950	$860,178	$949,210	$1,190,323

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	54.1%	93.6%	97.0%	110.2%
Non-life paid losses to net premiums earned ratio	63.9%	69.1%	63.9%	57.9%

(1)	The change in the reserve agreement is due to favorable development on Paris Re's reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,670,768	$1,750,410	$1,735,930	$1,566,899	$1,613,662
Reinsurance recoverable at beginning of period	(11,120)	(14,739)	(15,054)	(13,597)	(15,844)

Net liability at beginning of period	1,659,648	1,735,671	1,720,876	1,553,302	1,597,818

Net incurred losses related to:
Current year	163,884	148,623	186,646	142,599	139,989
Prior years	2,216	(3,713)	(9,468)	3,966	28,461

	166,100	144,910	177,178	146,565	168,450

Net losses paid (1)	(130,994)	(291,973)	(133,299)	(91,329)	(139,295)

Effects of foreign exchange rate changes	19,802	71,040	(29,084)	112,338	(73,671)

Net liability at end of period	1,714,556	1,659,648	1,735,671	1,720,876	1,553,302
Reinsurance recoverable at end of period	11,624	11,120	14,739	15,054	13,597

Gross liability at end of period	$1,726,180	$1,670,768	$1,750,410	$1,735,930	$1,566,899

(1)	Net losses paid for the three months ended March 31, 2011 includes an approximate $131 million reduction in policy benefits for life and annuity contracts related to the recapture by the cedant of a large longevity treaty that was written on a funds held basis. Contemporaneously, the treaty was rewritten on a net settled mortality swap basis.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30, 2011	June 30, 2010	December 31, 2010	December 31, 2009

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,750,410	$1,615,193	$1,615,193	$1,432,015
Reinsurance recoverable at beginning of period	(14,739)	(20,465)	(20,465)	(24,102)

Net liability at beginning of period	1,735,671	1,594,728	1,594,728	1,407,913

Net incurred losses related to:
Current year	312,507	282,550	611,795	455,770
Prior years	(1,497)	17,334	11,832	(15,433)

	311,010	299,884	623,627	440,337
Net losses paid (1)	(422,967)	(195,316)	(419,944)	(323,088)

Effects of foreign exchange rate changes	90,842	(145,994)	(62,740)	69,566

Net liability at end of period	1,714,556	1,553,302	1,735,671	1,594,728
Reinsurance recoverable at end of period	11,624	13,597	14,739	20,465

Gross liability at end of period	$1,726,180	$1,566,899	$1,750,410	$1,615,193

(1)	Net losses paid for the six months ended June 30, 2011 includes an approximate $131 million reduction in policy benefits for life and annuity contracts related to the recapture by the cedant of a large longevity treaty that was written on a funds held basis. Contemporaneously, the treaty was rewritten on a net settled mortality swap basis.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$54,513	$39,720	$21,451	$68,009	$53,003
Global (Non-U.S.) P&C	22,228	32,454	34,867	3,877	25,310
Global (Non-U.S.) Specialty	57,847	34,623	56,760	66,741	31,845
Catastrophe	26,434	35,104	14,851	(2,183)	10,522

Total Non-life net prior year reserve development	$161,022	$141,901	$127,929	$136,444	$120,680

Non-life segment:
Net prior year reserve development due to changes in premiums	$2,424	$(28,314)	$7,470	$(8,868)	$(113)
Net prior year reserve development due to all other factors (2)	158,598	170,215	120,459	145,312	120,793

Total Non-life net prior year reserve development	$161,022	$141,901	$127,929	$136,444	$120,680

Life segment:
Net prior year reserve development due to GMDB (1)	$(214)	$10,967	$15,767	$(556)	$(8,677)
Net prior year reserve development due to all other factors (2)	(2,002)	(7,254)	(6,299)	(3,410)	(19,784)

Total Life net prior year reserve development	$(2,216)	$3,713	$9,468	$(3,966)	$(28,461)

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At June 30, 2011, a 10% increase in the referenced global equity market would have decreased reserves by approximately $2.5 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $3.3 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2011	June 30, 2010	December 31, 2010	December 31, 2009

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$94,233	$76,320	$165,780	$177,571
Global (Non-U.S.) P&C	54,682	58,795	97,539	151,456
Global (Non-U.S.) Specialty	92,470	47,431	170,931	107,632
Catastrophe	61,538	30,964	43,633	49,150

Total Non-life net prior year reserve development	$302,923	$213,510	$477,883	$485,809

Non-life segment:
Net prior year reserve development due to changes in premiums	$(25,890)	$(6,111)	$(7,509)	$8,925
Net prior year reserve development due to all other factors (2)	328,813	219,621	485,392	476,884

Total Non-life net prior year reserve development	$302,923	$213,510	$477,883	$485,809

Life segment:
Net prior year reserve development due to GMDB (1)	$10,752	$1,514	$16,725	$16,488
Net prior year reserve development due to all other factors (2)	(9,255)	(18,848)	(28,557)	(1,055)

Total Life net prior year reserve development	$1,497	$(17,334)	$(11,832)	$15,433

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At June 30, 2011, a 10% increase in the referenced global equity market would have decreased reserves by approximately $2.5 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $3.3 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share (1) calculated with net income (loss) per share available to common shareholders	7.2%	(51.2)%	3.1%	32.0%	11.0%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	2.5	(5.6)	(4.6)	14.4	1.8

Annualized net foreign exchange gains (losses), net of tax, on beginning diluted book value per common share (1)	0.6	0.4	0.9	(1.2)	0.6

Annualized net interest in (losses) earnings of equity investments, net of tax, on beginning diluted book value per common share (1)	(0.1)	0.1	0.5	0.1	0.1

Annualized operating return on beginning diluted book value per common share (1)	4.2%	(46.1)%	6.3%	18.7%	8.5%

Net income (loss)	$124,185	$(806,956)	$57,035	$524,937	$190,927

Less:
Net realized and unrealized investment gains (losses), net of tax	40,954	(88,401)	(71,793)	232,981	29,683
Net foreign exchange gains (losses), net of tax	9,069	7,321	14,260	(19,751)	9,712
Interest in (losses) earnings of equity investments, net of tax	(1,622)	1,065	7,155	1,468	1,076
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631

Operating earnings (loss) available to common shareholders	$67,153	$(735,572)	$98,782	$301,608	$141,825

Per diluted share:
Net income (loss)	$1.69	$(11.99)	$0.65	$6.76	$2.31
Less:
Net realized and unrealized investment gains (losses), net of tax	0.60	(1.30)	(0.96)	3.05	0.38
Net foreign exchange gains (losses), net of tax	0.13	0.11	0.19	(0.26)	0.12
Interest in (losses) earnings of equity investments, net of tax	(0.02)	0.02	0.09	0.02	0.01

Operating earnings (loss) (2)	$0.98	$(10.82)	$1.33	$3.95	$1.80

(1)	Excluding preferred shares of $520,000 as at January 1, 2011 and 2010.
(2)	See page 54 for further analysis of Paris Re acquisition related expenses.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2011	June 30, 2010	December 31, 2010	December 31, 2009 (A)

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net (loss) income(1) per share available to common shareholders	(22.0)%	7.4%	12.4%	37.4%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(1.5)	4.1	4.6	13.3

Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning diluted book value per common share (1)	—	—	—	1.5

Annualized net foreign exchange gains, net of tax, on beginning diluted book value per common share (1)	0.5	0.5	0.2	—

Annualized net interest in (losses) earnings of equity investments, net of tax, on beginning diluted book value per common share (1)	—	0.1	0.2	0.3

Annualized operating return on beginning diluted book value per common share (1)	(21.0)%	2.7%	7.4%	22.3%

Net (loss) income	$(682,771)	$270,581	$852,552	$1,536,854

Less:
Net realized and unrealized investment (losses) gains, net of tax	(47,447)	140,274	301,462	497,031
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	56,955
Net foreign exchange gains, net of tax	16,390	18,338	12,847	1,442
Interest in (losses) earnings of equity investments, net of tax	(558)	3,289	11,911	16,197
Dividends to preferred shareholders	17,263	17,263	34,525	34,525

Operating (loss) earnings available to common shareholders	$(668,419)	$91,417	$491,807	$930,704

Per diluted share:
Net (loss) income	$(10.32)	$3.13	$10.46	$23.51
Less:
Net realized and unrealized investment (losses) gains, net of tax	(0.70)	1.73	3.86	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	0.89
Net foreign exchange gains, net of tax	0.24	0.23	0.16	0.02
Interest in (losses) earnings of equity investments, net of tax	—	0.04	0.15	0.25

Operating (loss) earnings (A) (2)	$(9.86)	$1.13	$6.29	$14.57

(1)	Excluding preferred shares of $520,000 as at January 1, 2011, 2010 and 2009.
(2)	See page 55 for further analysis of Paris Re acquisition related expenses.
(A)	For the year ended December 31, 2009, return on beginning diluted book value per common share is the sum of the operating earnings per diluted share for the nine months ended September 30, 2009 divided by the beginning diluted book value per common share plus the operating earnings per diluted share for the three months ended December 31, 2009 divided by the beginning diluted book value per common share plus the per diluted share impact of equity issued related to the acquisition of Paris Re.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP Measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended			For the six months ended	For the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	June 30, 2010	December 31, 2010	December 31, 2009 (A)

Reconciliation of previously published and redefined non-GAAP measures (1)

Annualized operating return on beginning common shareholders’ equity - previously published	6.3%	15.8%	8.5%	3.1%	7.1%	22.3%
Less:
Impact of excluding net foreign exchange gains (losses), net of tax	0.9	(1.2)	0.6	0.5	0.2	—
Impact of redefining calculation to a per diluted share basis	(0.9)	(1.7)	(0.6)	(0.1)	(0.5)	—

Annualized operating return on beginning diluted book value per common share - redefined	6.3%	18.7%	8.5%	2.7%	7.4%	22.3%

Operating earnings available to common shareholders - previously published	$113,042	$281,857	$151,537	$109,755	$504,654	$932,146
Less:
Net foreign exchange (losses) gains	(8,260)	(27,074)	11,021	14,648	(20,686)	(1,464)
Tax benefit (expense) on net foreign exchange losses (gains)	22,520	7,323	(1,309)	3,690	33,533	2,906

Net foreign exchange gains (losses), net of tax	14,260	(19,751)	9,712	18,338	12,847	1,442

Operating earnings available to common shareholders - redefined	$98,782	$301,608	$141,825	$91,417	$491,807	$930,704

Per diluted share:
Operating earnings - previously published	$1.52	$3.69	$1.92	$1.35	$6.45	$14.59
Less:
Net foreign exchange (losses) gains	(0.11)	(0.35)	0.14	0.18	(0.27)	(0.02)
Tax benefit (expense) on net foreign exchange (losses) gains	0.30	0.09	(0.02)	0.04	0.43	0.04

Net foreign exchange gains (losses), net of tax	0.19	(0.26)	0.12	0.22	0.16	0.02

Operating earnings - redefined	$1.33	$3.95	$1.80	$1.13	$6.29	$14.57

(1)	See Basis of Presentation for an explanation of the redefined non-GAAP measures.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	December 31, 2009

Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$6,632,044	$6,174,833	$7,206,919	$7,582,293	$7,071,242	$7,645,727
Less:
Preferred shares, aggregate liquidation	893,750	520,000	520,000	520,000	520,000	520,000

Common shareholders’ equity	5,738,294	5,654,833	6,686,919	7,062,293	6,551,242	7,125,727

Less:
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax	350,653	242,193	364,032	576,521	443,373	234,153

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$5,387,641	$5,412,640	$6,322,887	$6,485,772	$6,107,869	$6,891,574

Divided by:
Number of common and common share equivalents outstanding	68,552.0	68,542.4	71,312.3	75,771.5	76,780.8	84,319.7

Equals:
Diluted book value per common and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$78.59	$78.97	$88.66	$85.60	$79.55	$81.73

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	December 31, 2009

Total shareholders’ equity	$6,632,044	$6,174,833	$7,206,919	$7,582,293	$7,071,242	$7,645,727
Less: preferred shares	(893,750)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$5,738,294	$5,654,833	$6,686,919	$7,062,293	$6,551,242	$7,125,727

Basic common shares outstanding	67,737.8	67,439.6	69,986.2	74,581.4	75,349.9	82,580.7

Basic book value per common share	$84.71	$83.85	$95.55	$94.69	$86.94	$86.29

Diluted book value per common share

Common shareholders’ equity	$5,738,294	$5,654,833	$6,686,919	$7,062,293	$6,551,242	$7,125,727

Basic common shares outstanding	67,737.8	67,439.6	69,986.2	74,581.4	75,349.9	82,580.7
Add: Stock options and other	2,329.0	2,769.2	3,293.4	2,977.0	3,022.4	3,331.7
Add: Restricted stock units	647.6	825.6	940.4	977.2	1,215.6	1,189.1
Less: Stock options and other bought back via treasury stock method	(2,162.4)	(2,492.0)	(2,907.7)	(2,764.1)	(2,807.1)	(2,781.8)

Diluted common and common share equivalents outstanding	68,552.0	68,542.4	71,312.3	75,771.5	76,780.8	84,319.7

Diluted book value per common share	$83.71	$82.50	$93.77	$93.21	$85.32	$84.51

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended June 30, 2011		As of and for the three months ended June 30, 2010

	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$5,655	$82.50	$6,869	$84.12

Technical result	64	0.93	156	1.98
Other operating expenses	(114)	(1.66)	(160)	(2.03)
Net investment income	158	2.31	174	2.21
Amortization of intangible assets	(9)	(0.13)	(8)	(0.10)
Other, net	(10)	(0.15)	(10)	(0.13)
Operating income tax expense	(13)	(0.19)	(1)	(0.02)
Preferred dividends	(9)	(0.13)	(9)	(0.11)

Operating earnings	67	0.98	142	1.80

Net realized and unrealized investment gains, net of tax	41	0.60	29	0.38
Net foreign exchange gains, net of tax	9	0.13	10	0.12
Interest in (losses) earnings of equity investments, net of tax	(1)	(0.02)	1	0.01

Net income available to common shareholders	116	1.69	182	2.31

Common share dividends	(41)	(0.60)	(39)	(0.50)
Change in currency translation adjustment	6	0.09	(105)	(1.34)
Issuance (repurchase) of common shares, net	16	(0.13)	(354)	0.50
Preferred shares issuance costs	(12)	(0.18)	—	—
Change in other accumulated comprehensive income or loss, net of tax	(2)	(0.02)	(2)	(0.01)

Impact of change in number of common and common share equivalents outstanding	n/a	0.36	n/a	0.24

Common shareholders’ equity / diluted book value per common share at end of period	$5,738	$83.71	$6,551	$85.32

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the six months ended June 30, 2011		As of and for the six months ended June 30, 2010

	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$6,687	$93.77	$7,126	$84.51

Technical result	(687)	(10.13)	77	0.95
Other operating expenses	(218)	(3.21)	(288)	(3.56)
Net investment income	310	4.57	348	4.29
Amortization of intangible assets	(18)	(0.27)	(13)	(0.16)
Other, net	(21)	(0.31)	(22)	(0.26)
Operating income tax (expense) benefit	(17)	(0.26)	6	0.08
Preferred dividends	(17)	(0.25)	(17)	(0.21)

Operating (loss) earnings	(668)	(9.86)	91	1.13

Net realized and unrealized investment (losses) gains, net of tax	(47)	(0.70)	140	1.74
Net foreign exchange gains, net of tax	16	0.24	19	0.22
Interest in (losses) earnings of equity investments, net of tax	(1)	—	3	0.04

Net (loss) income available to common shareholders	(700)	(10.32)	253	3.13

Common share dividends	(78)	(1.15)	(79)	(1.00)
Change in currency translation adjustment	44	0.65	(174)	(2.15)
Repurchase of common shares, net	(201)	0.19	(6)	(0.07)
Preferred shares issuance costs	(12)	(0.18)	—	—
Change in other accumulated comprehensive income or loss, net of tax	(2)	(0.03)	(569)	0.52

Impact of change in number of common and common share equivalents outstanding	n/a	0.78	n/a	0.38

Common shareholders’ equity / diluted book value per common share at end of period	$5,738	$83.71	$6,551	$85.32

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2010		As of and for the year ended December 31, 2009

	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$7,126	$84.51	$3,679	$63.95

Technical result	520	6.65	939	14.70
Other operating expenses	(540)	(6.90)	(431)	(6.74)
Net investment income	673	8.60	596	9.33
Amortization of intangible assets	(31)	(0.40)	6	0.10
Other, net	(67)	(0.86)	(8)	(0.14)
Operating income tax expense	(28)	(0.36)	(136)	(2.14)
Preferred dividends	(35)	(0.44)	(35)	(0.54)

Operating earnings	492	6.29	931	14.57

Net realized and unrealized investment gains (losses), net of tax	301	3.86	497	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	57	0.89
Net foreign exchange gains, net of tax	13	0.16	1	0.02
Interest in earnings (losses) of equity investments, net of tax	12	0.15	16	0.25

Net income available to common shareholders	818	10.46	1,502	23.51

Common share dividends	(158)	(2.05)	(117)	(1.88)
Change in currency translation adjustment	(67)	(0.85)	48	0.75
Issuance of common shares, net	(1,018)	1.15	2,000	(1.59)
Change in other accumulated comprehensive income or loss, net of tax	(14)	(0.18)	14	0.23

Impact of change in number of common and common share equivalents outstanding	n/a	0.73	n/a	(0.46)

Common shareholders’ equity / diluted book value per common share at end of period	$6,687	$93.77	$7,126	$84.51

PartnerRe Ltd.

Paris Re Acquisition Related Expenses

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Acquisition related expenses:
Corporate expenses - acquisition related	$1,168	$2,335	$6,155	$5,654	$1,798
Corporate expenses - voluntary termination plan	—	—	6,323	(803)	33,755
Amortization of intangible assets	9,165	8,827	8,821	10,003	7,833
Amortization of intangible assets included in acquisition costs (1)	2,829	3,700	3,715	4,789	10,388

Total acquisition related expenses	$13,162	$14,862	$25,014	$19,643	$53,774

Less: Amortization of intangible assets included in acquisition costs	(2,829)	(3,700)	(3,715)	(4,789)	(10,388)

Total acquisition related expenses, excluding those included in acquisition costs	$10,333	$11,162	$21,299	$14,854	$43,386

Divided by:
Weighted average number of common and common share equivalents outstanding	68,442.3	67,997.4	74,494.7	76,428.5	78,796.4

Impact of acquisition related expenses on diluted operating earnings or loss per share, pre-tax	$0.15	$0.16	$0.29	$0.19	$0.55

	Amortization of intangible assets	Amortization of intangible assets included in acquisition costs	Total amortization of intangible assets(3) (4)

Estimated remaining amortization of intangible assets, pre-tax (2):

For the three months ended September 30, 2011	$9,520	$1,914	$11,434
For the three months ended December 31, 2011	8,893	—	8,893

Total for the year ended December 31, 2011	18,413	1,914	20,327
For the year ended December 31, 2012	31,799	—	31,799
For the year ended December 31, 2013	19,479	—	19,479
For the year ended December 31, 2014 and thereafter	75,239	—	75,239

Total	$144,930	$1,914	$146,844

(1)	A portion of the amortization of intangible assets is included in acquisition costs. Such amount approximates the amount of acquisition costs that would be included for Paris Re had purchase accounting not been applied.
(2)	The estimated amortization of intangible assets is based on estimates of future loss payout and premium earnings patterns. These estimates are continually reviewed and actual results could materially differ from these estimates. Any adjustments will be reflected in the periods in which they are determined.
(3)	Total intangible assets of $154.2 million and $178.7 million at June 30, 2011 and December 31, 2010, respectively, are recorded gross of a deferred tax benefit of $48.1 million and $46.9 million, respectively.
(4)	Total intangible assets of $154.2 million and $178.7 million at June 30, 2011 and December 31, 2010, respectively, includes a $7.4 million intangible asset related to U.S. licenses that is not being amortized.

PartnerRe Ltd.

Paris Re Acquisition Related Expenses

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2011	June 30, 2010	December 31, 2010	December 31, 2009

Acquisition related expenses:
Corporate expenses - acquisition related	$3,503	$4,266	$16,075	$36,521
Corporate expenses - voluntary termination plan	—	35,164	40,684	—
Amortization of intangible assets	17,992	12,636	31,461	(6,133)
Amortization of intangible assets included in acquisition costs (1)	6,529	28,590	37,094	46,410

Total acquisition related expenses	$28,024	$80,656	$125,314	$76,798

Less: Amortization of intangible assets included in acquisition costs	(6,529)	(28,590)	(37,094)	(46,410)

Total acquisition related expenses, excluding those included in acquisition costs	$21,495	$52,066	$88,220	$30,388

Divided by:
Weighted average number of common and common share equivalents outstanding	67,811.4	81,050.7	78,234.3	63,890.6

Impact of acquisition related expenses on diluted operating loss or earnings per share, pre-tax	$0.32	$0.64	$1.13	$0.48

(1)	A portion of the amortization of intangible assets is included in acquisition costs. Such amount approximates the amount of acquisition costs that would be included for Paris Re had purchase accounting not been applied.